EXHIBIT 99

Slide Package

Slide 1 - Title

Investing in Chesapeake

Slide 2 - Forward-looking Statement

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton, corrugated box and display materials); fluctuations in demand; governmental policies and regulations affecting the environment; interest rates; currency translation movements; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

Slide 3 - The Old Chesapeake

-Small player in capital intense, cyclical businesses

-Hybrid -- unfocused and hard to understand

-Major portfolio transformation needed

Slide 4 - Focused Strategy

-Specialty packaging

-Targeted markets

-Defensible market positions

-Global arena

Broaden Product Capability and Geographic Coverage in Target Markets

Slide 5 - Key Markets

(Chart)

X Axis - Degree of Sophistication/Differentiation from Low to High

Y Axis - Growth Rate from Low to High

Integrated Producers at the low degree of sophistication/differentiation to Specialty Converters at high degree of sophistication/differentiation and high growth rate with the following key markets (and relative position on chart)-

Low Sophistication/Differentiation and Low Growth Markets:

Soap and Detergent

Dry Food

Auto

Low Sophistication/Differentiation and Moderate Growth:

Wet Food

Beverages

Moderate Sophistication/Differentiation and Moderate Growth:

Specialty Chemicals

Confectionery

High Sophistication/Differentiation and Low Growth:

Tobacco

Fine Spirits

High Sophistication/Differentiation and High Growth:

Pharma/Healthcare

Technology/Multimedia

Slide 6 - Target Markets: Growth vs. Package Costs

(Chart)

X Axis - Historic 5 Year Growth Rate from 0% to 15%

Y Axis - Package as % of Retail Price from 0% to 24%

Target markets historic growth rate compared to the cost of packaging relative to the retail price of the product:

Upper left quadrant-

From 0 to 6% 5 year historic growth and 0 to 6% package as 0% of retail price

Specialty Chemicals

Tobacco

Computer-Auto

Confectionery

Lower left quadrant-

Less than 6% 5 year historic growth and greater than 6% package as % of retail price

Beverage

Biscuits-Crackers

Food

Soap-Detergents

Upper right quadrant-

Greater than 6% historic growth and less than 6% package as % of retail price

Pharma-Healthcare

Cosmetics-Personal Care

Multimedia-Software

Slide 7 - Current Sectors Served

(Pie Chart)

Land - 2%

Multimedia-technology - 3%

Specialty chemical - 4%

Other - 4%

Cosmetics - 6%

Spirits - 7%

Confectionery - 10%

Tobacco - 12%

Food/beverage - 25%

Pharma-healthcare - 27%

2000 Pro Forma - $800 Million

Slide 8 - A Focused Chesapeake

We are a market-focused supplier of value-added specialty packaging products, targeting specific markets that demand differentiation and that offer global opportunities.

Slide 9 - Paperboard Packaging

-Products: folding cartons, leaflets, labels, rigid set-up boxes, vacuum-formed packaging, transparent packaging

-Recently integrated Field-Boxmore Healthcare, First Carton and Green Printing

-Primary markets: pharma/healthcare, technology, liquor/spirits, tobacco, confectionery, cosmetics

-2000 Pro Forma revenues $680 million

Map of US and Europe with one site in the US and forty sites in Europe

Slide 10 - Competitive Advantages

-Leading Euro Pharma Packaging Supplier

-Sector Leadership in Tobacco, Alcoholic Drinks and Confectionery

-Leadership in Carton Design and Printing Capabilities

-Strategically Located Supply Base With Preferred Supplier Positions

Slide 11 - Leading Position in Europe

(Bar Graph)

2000 Revenues by Company in Millions:

CSK/Field - $655

Mayr Melnhof - $405

Akerlund & Rausing - $345

Van Genechten - $330

MY Holdings - $288

Amcor - $248

Algroup - $171

Source - Company Estimates

Slide 12 - Pharmaceutical Packaging

-Global demand growing by 6-8% annually

-Population growth

-Aging of population

-New technology/New regulations

-Product packaging evolution

-Rationalization of suppliers

-"Patient pack" initiative

-Package, label, leaflet combination

-Growth in OTC pharmaceuticals

Slide 13 - Pharma-Healthcare - Customers

-American Home Products (Wyeth Labs)

-AstraZeneca

-Becton Dickinson

-Boots

-GlaxoSmithKline

-Merck

-3M Healthcare

-Pharmacia & Upjohn

-Schering-Plough

Slide 14 - Premium Branded Packaging

-Estimated real volume growth of 3 to 4%

-Importance of brand image and brand awareness

-Value at retail

-Desire for multi-material packaging

-Demand for global sourcing and one-stop shopping

Slide 15 - Fine Spirits - Customers

-Allied Domecq

-John Dewar

-MacDonald & Muir

-Pernod Ricard

-UDV

-William Grant

Slide 16 - Confectionery - Customers

-Bendicks

-Cadbury

-Kraft Jacob Suchard

-Mars

-Nestle

-Thorntons

Slide 17 - Multimedia and Technology Packaging Market

-Worldwide market for computer equipment and packaged software projected to grow 7-10%

-Brand awareness & retail presence more important

-Need for innovative product protection

-Demand for global sourcing

Slide 18 - Multimedia-Technology

-Epson

-IBM

-Iomega

-Lexmark

-Verbatim

Slide 19 - Tobacco Packaging

-Far East volumes slowly recovering

-Declining European sales, but strong growth in Eastern Europe, Latin America

-Increasing restrictions on advertising

-Move from soft pack to hard lid box

-Tobacco industry and supply base consolidation

Slide 20 - Tobacco - Customers

-British American Tobacco

-Gallaher

-Altadis

Slide 21 - Paperboard Packaging Competitors

Company Target Market

Copapharm* Pharma - Healthcare

Pharmapact* Pharma - Healthcare

MY Holdings Premium Branded - Confectionery

Amcor Rentsch Tobacco

Algroup Tobacco

Socatrem Premium Branded - Spirits

Mayr Melnhof Food & Beverage

*Alliance

Slide 22 - Paperboard Packaging 2001

Opportunities

-Integration of Boxmore and First Carton

-Strong demand in confectionery and tobacco

-Further rationalization of suppliers

Risks

-Price pressure in food and household

-Board prices continuing to rise

-Product substitution/alternative packaging

Slide 23 - Plastic Packaging

-Products: PET, HDPE plastic containers and closures

-Markets: Specialty chemicals, beverages, pharma/healthcare

-2000 Pro Forma revenues $100 million

Map of Europe with three sites, South Africa one site and China one site

Slide 24 - Competitive Advantages

-Strong partnerships with customer

-Strong position in niche markets

-Reputation for quality and innovation

-In-line fluorination process

-Core competencies capable of being leveraged in associated markets

-Use only environmentally friendly polymers

Slide 25 - Specialty Chemicals

-Agrochemicals

-Herbicides

-Insecticides

-Fungicides

-Food Flavors/Beverage Concentrates

-Industrial

-Solvents

-Inks and Coatings

-Do-it-yourself

Slide 26 - Specialty Chemicals Sector

-Technically sophisticated quality packaging

-Demand for effective barrier properties

-UN Certification

-Demand for global sourcing

Slide 27 - Specialty Chemicals - Customers

-Akzo Nobel

-Coca-Cola

-Dow Agrosciences

-DuPont de Nemours Agro

-Monsanto Agricultural

-Syngenta

Slide 28 - Beverages Sector

-Dominant positions in high growth local niche markets

-Strong partnerships with key customers

-Innovative technical capability provides a platform for competitive advantage in specialty chemicals and pharmaceutical

Slide 29 - Plastic Packaging Competitors

Company Target Market

Schmalbach Lubeca Soft Drinks

Crown Cork & Seal Soft Drinks

Nampak Soft Drinks & Specialty Chemicals

Graham Packaging Specialty Chemicals

RPC Specialty Chemicals

Grief/Van Leer Specialty Chemicals

Algroup Wheaton Specialty Chemicals

M&H Plastics Pharmaceutical

Jaycare Pharmaceutical

Slide 30 - Plastic Packaging 2001

Opportunities

-Expansion of specialty chemical business

-Expansion of plastics pharmaceutical base utilizing group customer network

-Cross leverage of production capabilities into new market sectors

-Lack of any focused specialty players in U.S. market

Risks

-Currency movements

Slide 31 - Title

Financial Overview

Slide 32 - Discontinued Operations

-Chesapeake Display and Packaging

-Chesapeake Packaging ("Brown Box")

-Color-Box Joint Venture (46% interest)

-Consumer Promotions International

Slide 33 - Benefits of Planned Sales

-Provides a clear picture of the health and profitability of continuing businesses.

-Allows us to substantially reduce debt and increase profitability.

-Accelerates repositioning and focus as a specialty packaging company.

Slide 34 - Bottom Line

-Continuing operations are well positioned and performing well.

-Capital intensity and cyclicality has been reduced.

-Profitability and cash flow has significantly improved.

-Inherent value of continued businesses can now be clearly seen.

Slide 35 - Financial Highlights
($ millions)	1996	Pro forma 2000
Sales	$1,160	$800

EBIT	81	68
% of Sales	7%	8%

EBITDA	168	132
% of Sales	14%	17%

Capital Spending	176	60
% of Sales	15%	7%

Slide 36 - Pro Forma Net Sales

(Bar Graph)

Pro Forma Net Sales from Continuing Operations in Millions:

1998 - $770

1999 - $809

2000 - $801

Slide 37 - Pro Forma EBIT

(Bar Graph)

Pro Forma EBIT from Continuing Operations

Before Nonrecurring Items in Millions:

1998 - $44

1999 - $55

2000 - $68

Slide 38 - Pro Forma EBITDA

(Bar Graph)

Pro Forma EBITDA from Continuing Operations

Before Nonrecurring Items in Millions:

1998 - $105

1999 - $123

2000 - $131

Slide 39 - Income from Continuing Operations

(Bar Graph)

Income from Continuing Operations per Share:

1999 - $0.89

2000 - $0.99

Slide 40 - Capital Structure
($ millions)	12/31/00	3/31/01
Net Debt	651	406

Deferred Taxes	226	38

Shareholders' Equity	349	445

Total Capital	1,226	889

Net Debt/Capital	53%	46%

Slide 41 - Financial Outlook 2001 Continuing Operations
Revenues	$820-870 million

EBITDA	$130-140 million

Capital Spending	$50-60 million

Depreciation	$50-55 million

Amortization	$15 million

Net Income	$1.20-1.40/share

Note: As of latest financial guidance provided with 1st quarter earnings release 4/20/01.

Slide 42 - Cash EPS
	1999	2000	2001
EPS(1)	.89	.99	1.20-1.40

Cash EPS(2)	1.12	1.72	2.20-2.40
  For continuing operations and before nonrecurring items.
  EPS adjusted for amortization of goodwill.

Slide 43 - Management Priorities

Next 12 Months

-Operational excellence

-Realize synergies and cost reduction opportunities of First Carton acquisition

-Conclude sale of discontinued businesses-strengthen balance sheet

-Reduce corporate overhead

12-24 Months

-Selective acquisitions in target markets

Slide 44 - Summary

-Highly focused pure-play specialty packaging company

-Leadership positions in good businesses with sustainable competitive advantages

-Revenue growth from high-growth markets and expanding geography

Slide 45 - Title

Investing in Chesapeake